UNITED STATED SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A (Amendment No. 1)

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2021

BRIDGELINE DIGITAL, INC. (Exact name of registrant as specified in its charter)

Delaware	001-33567	52-2263942
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Sylvan Road, Suite G-700 Woburn, MA 01801 (Address of principal executive offices, including zip code)

(781) 376-5555 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Exchange Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	BLIN	Nasdaq Capital Market

EXPLANATORY NOTE

On May 28, 2021, Bridgeline Digital, Inc., a Delaware corporation (the “Company”), completed its previously disclosed acquisition of all of the issued and outstanding shares of Hawk Search, Inc. an Illinois corporation (“Hawk Search”), pursuant to the terms and conditions of the Share Purchase Agreement, dated May 11, 2021, by and among the Company, Hawk Search, Svanaco, Inc., an Illinois corporation, and Svanawar, Inc., an Illinois corporation (the “Acquisition”).

This Amendment No. 1 (this “Amendment”) is being filed by the Company for the purpose of amending the Current Report on Form 8-K originally filed by the Company with the U.S. Securities and Exchange Commission (the “Commission”) on June 4, 2021 in connection with the closing of the Acquisition (the “Original Report”) to provide the financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K, which were not previously filed with the Original Report, but are permitted to be filed by amendment no later than 71 calendar days after the date the Original Report was required to be filed with the Commission. as permitted by the rules of the SEC.

Item 9.01         Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The following financial statements of Hawk Search are being filed as exhibits hereto and are incorporated by reference herein:

Exhibit 99.1* —	Hawk Search, Inc. audited financial statements, including the independent auditor’s report as of and for the year ended December 31, 2020.

Exhibit 99.2 —	Hawk Search, Inc. unaudited financial statements as March 31, 2021 for the three months ended March 31, 2021 and 2020.

*

Pursuant to a letter from the Commission, dated June 18, 2021, the Commission stated that it would permit the omission of Hawk Search, Inc. financial statements as of and for the year ended December 31, 2019, as required by Rule 8-04 of Regulation S-X.

(b)	Pro forma financial information.

The following pro forma financial information is being filed as an exhibit hereto and is incorporated by reference herein:

Exhibit 99.3 —	Unaudited pro forma condensed combined financial statements for Bridgeline Digital, Inc and Hawk Search for the year ended September 30, 2020, and for the six months ended March 31, 2021.

(c)	Not Applicable.

(d)	Exhibits.

10.1

Share Purchase Agreement, by and between the Company, Svanaco, Inc., an Illinois corporation, Svanawar, Inc., an Illinois corporation, and Hawk Search Inc., an Illinois corporation, dated May 11, 2021, incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed May 12, 2021.

23.1	Consent of PKF O’Connor Davies, LLP Independent Auditor of Hawk Search, Inc.

99.1	Audited financial statements of Hawk Search, Inc. as of and for the year ended December 31, 2020 and Independent Auditor’s Report thereon.

99.2	Hawk Search, Inc. unaudited financial statements as March 31, 2021 for the three months ended March 31, 2021 and 2020.

99.3	Unaudited pro forma condensed combined financial statements for Bridgeline Digital, Inc and Hawk Search for the year ended September 30, 2020, and for the six months ended March 31, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGELINE DIGITAL, INC.
(Registrant)

By:	/s/Mark G. Downey
Mark G. Downey
Chief Financial Officer and Treasurer

Date: August 12, 2021